UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Earliest Event Reported: July 6, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                          Commission File No. 0-27480

      Colorado                                                     84-1325695
--------------------------------------------------------------------------------
  (State or other jurisdiction                                (I.R.S Employer
of incorporation or organization)                           Identification No.)

                        5895 Windward Parkway, Suite 220
                           Alpharetta, Georgia 30005
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 754-6140
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                   Copies to:

                           Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                           235 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600

================================================================================
This is Amendment No. 1 to the Registrant's current report on Form 8-K that was originally filed on November 21, 2000. This Amendment No. 1 is being filed to include financial stements of United Capital Mortgage Corporation.




                           LAHAINA ACQUISITIONS, INC.

                                   FORM 8-K/A

                               Table of Contents

                                                                                 Page

     Item 2. Acquisition or Disposition of Assets                                   2

             Exhibit 2.1 - Stock Purchase Agreement


     Item 7. Financial Statements and Exhibits                                      3

             Signatures


                           LAHAINA ACQUISITIONS, INC.
                                   FORM 8-K/A



     Item 2. Acquisition or Disposition of Assets

On November 14, 2000 Registrant acquired 100% of the stock of United Capital Mortgage Corporation ("United"). The effective date of the purchase was October 1, 2000. The total purchase price was $2,947,675, payable as follows:

     $750,000 in cash at the closing.

     $250,000 note due 90 days from the date of closing.

     $897,675 note due in 12 equal monthly installments beginning 30 days after the closing date.

     $1,050,000 in stock of Registrant (total of 934,996 shares of restricted common stock of Lahaina Acquisitions, Inc.)

     If the market value one year after the closing of the stock issued is less than $1,050,000, the selling stockholders have the right to demand additional shares such that the aggregate value of the shares issued is $1,050,000. The market value of the shares issued was and will be determined by the average closing price of the stock for the 5 days preceding the measurement date.

     The price paid for the stock of United was determined through arm's length negotiations between the parties.

     United Capital is a traditional mortgage operation in that it has a warehouse line of credit that is used to fund mortgages that are then sold to investors. United collects fees for originating the loans and then earns fees when the loan is sold to the ultimate lender/investor. United retains no loans for investment and performs no loan servicing function. United's corporate offices are in Denver, CO with traditional branch operations in Boulder, Co, Clearwater, FL, Fort Collins, CO, and Las Vegas, NV. United has a relatively small wholesale operation in Buffalo, NY.

Item 7. Financial Statements and Exhibits.



Independent Auditor's Report


Board of Directors and Stockholders
United Capital Mortgage Corporation
14001 E. Iliff Avenue, Suite 901
Aurora, Colorado  80014

Gentlemen:

     We have audited the accompanying statement of financial position of United Capital Mortgage Corporation as of June 30, 2000 and 1999, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of United Capital Mortgage Corporation as of June 30, 2000 and 1999, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


WADSWORTH, TUCKER & PARKS

El Dorado, Arkansas
Certified Public Accountants
August 25, 2000

                      UNITED CAPITAL MORTGAGE CORPORATION
                        STATEMENT OF FINANCIAL POSITION
                          AS OF JUNE 30, 2000 AND 1999

                                                  2000                     1999
Current Assets                                    ----                     ----
 Cash in Bank                                    463,395                  380,333
 Certificate of Deposit                          112,993                  144,437
 Accounts Receivable                             188,499                  258,027
 Employee Advances                               103,058                   81,455
 Prepaid Insurance                                 4,383                    4,362
 Prepaid Lease                                    11,182                    8,682
 Prepaid Expenses                                 15,001                   11,184
 Prepaid Taxes                                    46,239                        -
 Mortgages Held for Sale                      11,386,191               13,364,618
 Foreclosure Real Estate                               -                  125,448
                                            -------------            -------------
  Total Current Assets                        12,330,941               14,378,546

Property, Plant, and Equipment
 Equipment                                       891,979                  845,075
 Accumulated Depreciation                       (513,160)                (417,937)
                                            -------------            -------------
  Total Property, Plant, and Equipment           378,819                  427,138

Other Assets
 Note Receivable                                   2,500                   15,091
 Deposits                                         46,787                   46,787
 Investment in Joint Venture                      49,780                        -
 Real Estate                                     340,217                  340,217
                                            -------------            -------------
  Total Other Assets                             439,284                  402,095
                                            -------------            -------------

  Total Assets                                13,149,044               15,207,779
                                            =============            =============

Escrow Funds
(Segregated in Separate Bank Accounts
 and Excluded from Company Assets and            187,478                   91,352
 Liabilities) See Contra                    =============            =============


Current Liabilities
 Accounts Payable                                428,824                  208,328
 Payroll Taxes Payable                             7,290                    6,715
 Federal Income Tax                                1,900                   23,411
 Current Portion of Notes Payable (note)      11,384,005               13,421,571
                                            -------------            -------------
   Total Current Liabilities                  11,822,019               13,660,025

Long-Term Liabilities
 Deposits Payable                                   1,300                   1,300
 Deferred Income Taxes                             30,336                  22,729
 Long-Term Portion of Notes Payable               282,362                 299,364
                                            --------------           -------------
   Total Long-Term Liabilities                    313,998                 323,393
                                            ---------------          -------------
   Total Liabilities                           12,136,017              13,983,418

Stockholders' Equity
 Common Stock                                       7,050                   5,300
 Additional Paid in Capital                       854,711                 681,461
 Retained Earnings                                151,266                 537,600
                                            ---------------          -------------
   Total Stockholders Equity                    1,013,027               1,224,361
                                            ---------------          -------------

Total Liabilities and Stockholders' Equity     13,149,044              15,207,779
                                            ===============          =============

Escrow Funds
(Segregated in Separate Bank Accounts             187,478                  91,353
 and Excluded from Company Assets and       ===============          =============
 Liabilities) See Contra


                       See notes to financial statements



                      UNITED CAPITAL MORTGAGE CORPORATION
                         STATEMENT OF RETAINED EARNINGS
                   FOR THE YEARS ENDED JUNE 30, 2000 AND 1999


                                                2000                       1999
                                               ------                     ------


Balance - Beginning of Year                   537,600                     464,992

Add:  Net Income                             (386,334)                     72,608
                                          -------------               -------------
          Balance - End of Year               151,266                     537,600
                                          =============               =============




                       See notes to financial statements


                      UNITED CAPITAL MORTGAGE CORPORATION
                                INCOME STATEMENT
                   FOR THE YEAR ENDED JUNE 30, 2000 AND 1999

                                                2000                       1999
                                                ----                       ----
Income
 Servicing Income                                 900                         540
 Origination Fees                           1,424,827                   1,926,716
 Marketing Fees                             3,573,023                   4,236,887
 Appraisal Fees                               168,233                     118,821
 Interest Income                              534,051                     698,486
                                          -------------               -------------
  Total Income                              5,701,034                   6,981,450

Expenses
 Accounting                                     6,465                       6,516
 Advertising                                   65,993                     121,165
 Automobile                                    17,081                      32,959
 Bad Debts                                     86,043                       7,700
 Charitable Donations                           1,775                       3,694
 Closing                                        5,796                       7,669
 Computer                                      17,562                      28,279
 Depreciation                                  95,223                      93,968
 Dues                                          30,741                      34,284
 Interest                                     435,103                     602,675
 Insurance                                    158,363                     156,715
 Lease                                        541,864                     461,804
 Legal                                        103,357                      38,999
 Marketing                                     58,110                      60,472
 Meals and Entertainment                       28,490                      49,032
 Office                                       125,385                     203,418
 Postage                                       83,222                     112,668
 Processing                                   172,096                     131,603
 Salaries                                   3,396,102                   4,061,633
 Taxes                                        249,790                     293,346
 Telephone and Utilities                      224,059                     186,278
 Travel                                        99,653                     125,455
 Quality Review                                16,267                      22,459
 Warehouse                                     35,916                      41,423
                                          -------------               -------------
  Total Expenses                            6,054,456                   6,884,214
                                          -------------               -------------
  Net Income Before Other Income
    and Expenses                             (353,422)                     97,236

Other Income and (Expenses)
 Gain (Loss) on Disposition of Assets         (64,593)                     (4,570)
                                          -------------               -------------

  Net Income Before Income Tax               (418,015)                     92,666

Income Tax Expense                             31,685                     (20,058)
                                          -------------               -------------
  Net Income                                  386,330                      72,608
                                          =============               =============


                       See notes to financial statements


                      UNITED CAPITAL MORTGAGE CORPORATION
                             STATEMENT OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 2000 AND 1999


                                                        2000                       1999
                                                        ----                       ----
Cash flows from operating activities
 Net Income                                         ($386,330)                   $72,608
                                                   -------------              -------------
Adjustments to reconcile net income to net cash
provided by operating activities:
 Depreciation and amortization                         95,223                      93,969
 Change in Assets & Liabilities
 (Increase) decrease in Certificate of Deposit         31,444                      (5,844)
 (Increase) decrease in Foreclosure Escrow                -                        (3,500)
 (Increase) decrease in Income Receivable              69,532                      56,876
 (Increase) decrease in Employee Advances              (6,512)                    (12,436)
 (Increase) decrease in Prepaid Insurance                 (21)                        252
 (Increase) decrease in Prepaid Lease                  (2,500)                        608
 (Increase) decrease in Prepaid Expenses               (3,817)                     (2,274)
 (Increase) decrease in Mortgage Loans for Sale     1,978,427                   1,955,110
 (Increase) decrease in Deposits                          -                        (2,978)
 Increase (decrease) in Accounts Payable              220,488                    (150,631)
 Increase (decrease) in Taxes Payable                     575                       1,023
 Increase (decrease) in Income Taxes Payable          (21,511)                      5,261
 Increase (decrease) in Deferred Income Taxes           7,607                       2,394
 Increase (decrease) in Prepaid Income Taxes          (46,239)                        -
                                                  -------------               -------------
  Total adjustments                                 2,322,696                   1,922,520
                                                  -------------               -------------
Net cash provided (used) by operating activities    1,936,366                   1,995,128

Cash flow from investing activities:
  Purchase of Equipment                               (46,904)                    (70,666)
  Purchase of Real Estate                                 -                      (125,448)
  Purchase of Joint Venture                           (49,780)                        -
  Notes Receivable                                     (2,500)                        -
  Sale of Assets                                      125,448                         -
                                                  -------------               -------------
Net cash provided (used) by investing activities       26,264                    (196,114)

Cash flow from financing activities:
  Net Change in Lines of Credit                    (2,072,698)                  (1,783,457)
  Principal Proceeds                                   41,254                       54,759
  Principal Payments on Notes Payable                 (23,124)                     (70,377)
  Issue of Stock                                      175,000                          -
                                                  -------------               -------------
Net cash provided (used) by financing activities   (1,879,568)                  (1,799,075)
                                                  -------------               -------------

Net increase (decrease) in cash and equivalents        83,062                         (61)

Cash and equivalents, beginning of year               380,333                     380,394
                                                  -------------               -------------
Cash and equivalents, end of year                    $463,395                    $380,393
                                                  =============               =============


                     See notes to financial statements

                       UNITED CAPITAL MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2000 AND 1999



     1. Nature of Operations

          United Capital Mortgage Corporation originates and sells home mortgage loans on the secondary market.


     2. Summary of significant accounting policies.

          a. 1,000 shares of Class A voting $1.00 par value common stock are authorized, issued and outstanding. 1,000,000 shares of Class B non-voting $.01 par value common stock are authorized, 605,000 shares are issued and outstanding.

          b. The accrual method of accounting is used.

          c. The election was made to amortize organization expenses over a period of 60 months.

          d. Equipment is recorded at cost and is depreciated on a combination of straight line and accelerated methods.

          e. Leased equipment with an initial term greater than one year is capitalized.

          f. Amounts received from builders and lenders as commitment fees and expenses are deposited into escrow accounts. The income is recognized as loan commitments are fulfilled and the fees are earned.

          g. The income tax returns filed have not been audited by the Internal Revenue Service.

          h. For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

          i. Temporary differences giving rise to the deferred tax liability consists primarily of the excess of depreciation for tax purposes over the amount for financial reporting purposes, and the difference between income and expenses reported on the accrual method for financial statement purposes and the cash basis for the tax return.

          j. The company has not accrued uncompensated absences because the amount cannot be reasonably estimated.

          k. United Capital Mortgage Corporation's cash accounts are located at various institutions. Each deposit is insured up to $100,000 by the Federal Deposit Insurance Corporation. The certificate of deposit is not insured.

          l.  The  preparation  of  financial   statements  in  conformity  with
     generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          m. The cost basis of accounting is used for the investment in joint venture.

          n. The direct method is used to account for bad debts.

                       UNITED CAPITAL MORTGAGE CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (continued)
                             JUNE 30, 2000 AND 1999




3. Supplemental disclosures of cash flow information:

              Cash Paid During the Year For:        2000            1999

                   Interest                         402,261         590,223

                   Income Taxes                      28,459          22,831



     4. Inventory of Loans for Resale

     United Capital Mortgage Corporation had the following amounts in inventory:

         No. of Loans in Inventory                   Balance of Inventory
         6-30-00          6-30-99                    6-30-00         6-30-99

           88               121                      11,386,191      13,364,618


          United Capital Mortgage Corporation does not retain any loans as investments. Placing or sale of the loans takes an average of eight days. These loans are held at cost.

     5. Servicing

          On November 30, 1997, United Capital Mortgage Corporation sold all its loan servicing rights. As of June 30, 1999 and 1998, United Capital Mortgage was not servicing any loans.


     6. Pension Plan

          United Capital Mortgage Corporation provides a 401(k) pension plan for its employees.

          Employees with six months of service are eligible to participate.

          Contributions   are   employee   elective   deferrals.   The  employer
     contribution is discretionary. United Capital Mortgage did not make an employer contribution.

                       UNITED CAPITAL MORTGAGE CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (continued)
                             JUNE 30, 2000 AND 1999


Note 7.       Notes Payable


June 30, 2000

                       Interest  Monthly  Balance   Due 7/1/00  Due 7/1/01  Due 7/1/02   Due 7/1/03    Due 7/1/04
                         Rate    Payment  6/30/00    6/30/01    6/30/02     6/30/03      6/30/04         6/30/05
                       -------------------------------------------------------------------------------------------

Lanier                   12.00%      295     2,742       2,742       -           -             -            -

Lanier                   12.00%      284     1,731       1,731       -           -             -            -

Chase                     8.50%      988    47,282       8,150    39,132         -             -            -

GMAC Mortgage             9.75%    2,224   245,832       2,602     3,115       3,433         3,783        4,169

Banco Espirito
Santo E                  Prime + 1%        107,128     107,128       -           -             -            -
Commercial De Lisboa
New York, N.Y.

GMAC RFC                 LIBOR          11,261,652  11,261,652
                                        ------------------------------------------------------------------------
Total                                   11,666,368  11,384,005    42,247       3,433        3,783        4,169
                                        ========================================================================

June 30, 1999
                      Interest  Monthly  Balance    Due 7/1/99  Due 7/1/00  Due 7/1/01   Due 7/1/02    Due 7/1/03
                        Rate    Payment  6/30/99     6/30/00    6/30/01     6/30/02      6/30/03       6/30/04
                     ---------------------------------------------------------------------------------------------

Lanier                 12.00%       423     5,910        5,077        833        -            -            -

Lanier                 12.00%       295     5,781        2,733      3,048        -            -            -

Lanier                 12.00%       284     4,877        3,039      1,838        -            -            -

Chase                   8.50%       988    54,759        7,477      8,150     39,132          -            -

Capstead Servicing      8.13%     1,997   249,384        3,021      3,296    243,067          -            -

Banco Espirito
Santo E                Prime + 1%          65,874       65,874        -            -          -            -
Commercial De Lisboa
New York, N.Y.

PNC Mortgage Bank      Libor + 2.25%       95,721       95,721        -            -          -            -

LaSalle                                13,238,629   13,238,629        -            -          -            -
                                       -------------------------------------------------------------------------------------
         <30 Days Libor + 2.125%
       31-61 Days Libor + 2.375%
         >61 Days Libor + 2.625%

Total                                  13,720,935   13,421,571     17,165    282,200           0            0
                                       ===================================================================================




Independent Auditor's Report


Board of Directors and Stockholders
United Capital Mortgage Corporation
14001 E. Iliff Avenue, Suite 901
Aurora, Colorado  80014

Gentlemen:

     We have audited the accompanying statement of financial position of United Capital Mortgage Corporation as of June 30, 1999 and 1998, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of United Capital Mortgage Corporation as of June 30, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


WADSWORTH, TUCKER & PARKS

El Dorado, Arkansas
Certified Public Accountants
August 20, 1999

                      UNITED CAPITAL MORTGAGE CORPORATION
                        STATEMENT OF FINANCIAL POSITION
                          AS OF JUNE 30, 1999 AND 1998


                                                     1999                       1998
                                                     ----                       ----
Current Assets
 Cash in Bank                                        380,333                     380,393
 Certificate of Deposit                              144,437                     138,604
 Accounts Receivable                                 258,027                     314,903
 Employee Advances                                    81,455                      84,112
 Prepaid Insurance                                     4,362                       4,614
 Prepaid Lease                                         8,682                       9,290
 Prepaid Expenses                                     11,184                       8,909
 Mortgages Held for Sale                          13,364,618                  15,319,728
 Foreclosure Real Estate                             125,448                           0
                                                 ------------                ------------
   Total Current Assets                           14,378,546                  16,260,553

Property, Plant, and Equipment
 Equipment                                           845,075                     794,453
 Accumulated Depreciation                           (417,937)                   (344,012)
                                                 ------------                ------------
  Total Property, Plant, and Equipment               427,138                     450,441

Other Assets
 Note Receivable                                      15,091                           0
 Deposits                                             46,787                      40,309
 Real Estate                                         340,217                     340,217
                                                 ------------                ------------
   Total Other Assets                                402,095                     380,526
                                                 ------------                ------------
   Total Assets                                   15,207,779                  17,091,520
                                                 ============                ============
Escrow Funds
(Segregated in separate Bank Accounts                 91,353                     121,281
 and Excluded from Company Assets and            ============                ============
 Liabilities) See Contra


Current Liabilities
 Accounts Payable                                    208,328                     358,970
 Payroll Taxes Payable                                 6,715                       5,692
 Federal Income Tax                                   23,411                      28,672
 Current Portion of Notes Payable (note)          13,421,571                  15,205,120
                                                 ------------                ------------
   Total Current Liabilities                      13,660,025                  15,598,454

Long-Term Liabilities
 Deposits Payable                                      1,300                       1,300
 Deferred Income Taxes                                22,729                      25,123
 Long-Term Portion of Notes Payable                  299,364                     314,890
                                                 ------------                ------------
   Total Long-Term Liabilities                       323,393                     341,313
                                                 ------------                ------------
   Total Liabilities                              13,983,418                  15,939,767

Stockholders' Equity
 Common Stock                                          5,300                       5,300
 Additional Paid in Capital                          681,461                     681,461
 Retained Earnings                                   537,600                     464,992
                                                 ------------                ------------
   Total Stockholders Equity                       1,224,361                   1,151,753
                                                 ------------                ------------
   Total Liabilities and Stockholders' Equity     15,207,779                  17,091,520
                                                 ============                ============

Escrow Funds
(Segregated in separate Bank Accounts                 91,353                     121,281
 and Excluded from Company Assets and            ============                ============
 Liabilities) See Contra


                       See notes to financial statements

                      UNITED CAPITAL MORTGAGE CORPORATION
                         STATEMENT OF RETAINED EARNINGS
                   FOR THE YEARS ENDED JUNE 30, 1999 AND 1998




                                          1999                 1998
                                          ----                 ----

Balance - Beginning of Year              464,992               371,591

Add:  Net Income                          72,608                93,401
                                        ---------             ---------

Balance - End of Year                    537,600               464,992
                                        =========             =========

















                       See notes to financial statements

                      UNITED CAPITAL MORTGAGE CORPORATION
                                INCOME STATEMENT
                   FOR THE YEAR ENDED JUNE 30, 1999 AND 1998


                                        1999                       1998
                                       ------                     ------


Income
 Servicing Income                           540                      21,136
 Origination Fees                     1,926,716                   1,793,835
 Marketing Fees                       4,236,887                   4,052,009
 Appraisal Fees                         118,821                     118,710
 Interest Income                        698,486                     718,497
                                    -----------                 -----------
   Total Income                       6,981,450                   6,704,187

Expenses
 Accounting                               6,516                       6,122
 Advertising                            121,165                     182,260
 Automobile                              32,959                      12,759
 Bad Debts                                7,700                           0
 Charitable Donations                     3,694                       1,265
 Closing                                  7,669                      12,154
 Computer                                28,279                      23,947
 Depreciation                            93,968                      76,780
 Dues                                    34,284                      33,662
 Interest                               602,675                     731,715
 Insurance                              156,715                     113,230
 Lease                                  461,804                     435,892
 Legal                                   38,999                      22,011
 Marketing                               60,472                      47,492
 Meals and Entertainment                 49,032                      37,066
 Office                                 203,418                     170,872
 Postage                                112,668                     113,595
 Processing                             131,603                     151,164
 Salaries                             4,061,633                   3,774,100
 Taxes                                  293,346                     297,184
 Telephone and Utilities                186,278                     179,033
 Travel                                 125,455                     103,551
 Quality Review                          22,459                      16,545
 Warehouse                               41,423                      33,463
                                     -----------                 -----------
   Total Expenses                     6,884,214                   6,575,862
                                     -----------                 -----------

   Net Income Before Other Income
     and Expenses                        97,236                     128,325

Other Income and (Expenses)
 Gain (Loss) on Disposition
   of Assets                             (4,570)                    (12,779)
                                     -----------                 -----------
Net Income Before Income Tax             92,666                     115,546

Income Tax Expense                      (20,058)                    (22,145)
                                     -----------                 -----------
Net Income                               72,608                      93,401
                                     ===========                 ============


                       See notes to financial statements

                      UNITED CAPITAL MORTGAGE CORPORATION
                             STATEMENT OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 1999 AND 1998



                                                            1999                       1998

Cash flows from operating activities
 Net Income                                             $  72,608                   $  93,401
                                                       ------------                ------------
 Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                             93,969                      76,781
  (Loss) on Disposition of Assets                                0                      12,779
  Change in Assets & Liabilities
  (Increase) decrease in Certificate of Deposit             (5,844)                     (6,341)
  (Increase) decrease in Foreclosure Escrow                 (3,500)                          0
  (Increase) decrease in Income Receivable                  56,876                     (84,875)
  (Increase) decrease in Employee Advances                 (12,436)                      4,601
  (Increase) decrease in Prepaid Insurance                     252                         288
  (Increase) decrease in Prepaid Lease                         608                      (1,938)
  (Increase) decrease in Prepaid Expenses                   (2,274)                     22,992
  (Increase) decrease in Prepaid Income Taxes                    0                       6,416
  (Increase) decrease in Mortgage Loans for Sale         1,955,110                  (7,803,268)
  (Increase) decrease in Deposits                           (2,978)                     (1,500)
  Increase (decrease) in Accounts Payable                 (150,631)                    200,134
  Increase (decrease) in Taxes Payable                       1,023                     (24,292)
  Increase (decrease) in Income Taxes Payable               (5,261)                     15,174
  Increase (decrease) in Deferred Income Taxes              (2,394)                        555
  Increase (decrease) in Deposits Payable                        0                       1,300
                                                        ------------                ------------
  Total adjustments                                      1,922,520                  (7,581,194)
                                                        ------------                ------------
 Net cash provided (used) by operating activities        1,995,128                  (7,487,793)

Cash flow from investing activities:
  Purchase of Equipment                                    (70,666)                   (146,850)
  Purchase of Real Estate                                 (125,448)                          0
  Proceeds from Sale of Asset                                    0                     111,706
                                                        ------------                ------------
 Net cash provided (used) by investing activities         (196,114)                    (35,144)

Cash flow from financing activities:
  Net Change in Lines of Credit                         (1,783,457)                  7,798,515
  Principal Proceeds                                        54,759                           0
  Principal Payments on Notes Payable                      (70,377)                    (21,602)
                                                        ------------                ------------
 Net cash provided (used) by financing activities       (1,799,075)                  7,776,913
                                                        ------------                ------------

Net increase (decrease) in cash and equivalents                (61)                    253,976

Cash and equivalents, beginning of year                    380,394                     126,417
                                                        ------------                -------------
Cash and equivalents, end of year                        $ 380,333                    $380,393
                                                        ============                =============


           See accountant's report and notes to financial statements

                       UNITED CAPITAL MORTGAGE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998




     1. Nature of Operations

     United Capital Mortgage Corporation originates and sells home mortgage loans on the secondary market.


     2. Summary of significant accounting policies.

     a. 1,000 shares of Class A voting $1.00 par value common stock are authorized, issued and outstanding. 1,000,000 shares of Class B non-voting $.01 par value common stock are authorized, 430,000 shares are issued and outstanding.

     b. The accrual method of accounting is used.

     c. The election was made to amortize organization expenses over a period of 60 months.

     d. Equipment is recorded at cost and is depreciated on a combination of straight line and accelerated methods.

     e. Leased equipment with an initial term greater than one year is capitalized.

     f. Amounts received from builders and lenders as commitment fees and expenses are deposited into escrow accounts. The income is recognized as loan commitments are fulfilled and the fees are earned.

     g. The income tax returns filed have not been audited by the Internal Revenue Service.

     h. For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

     i. Temporary differences giving rise to the deferred tax liability consists primarily of the excess of depreciation for tax purposes over the amount for financial reporting purposes, and the difference between income and expenses reported on the accrual method for financial statement purposes and the cash basis for the tax return.

     j. The company has not accrued uncompensated absences because the amount cannot be reasonably estimated.

     k. United Capital Mortgage Corporation's cash accounts are located at various institutions. Each deposit is insured up to $100,000 by the Federal Deposit Insurance Corporation. On June 30, 1998, cash held in one financial institution exceeded the insurable limit by $714,598. The certificate of deposit is not insured.

     l. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


     3. Supplemental disclosures of cash flow information:

        Cash Paid During the Year For:           1999             1998

              Interest                           590,223          662,806

              Income Taxes                        22,831            -

                       UNITED CAPITAL MORTGAGE CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             JUNE 30, 1999 AND 1998


     4. Inventory of Loans for Resale

     United Capital Mortgage Corporation had the following amounts in inventory:

          No. of Loans in Inventory           Balance of Inventory
          6-30-99          6-30-98            6-30-99         6-30-98

          121              137                13,364,618      15,319,728


     United  Capital   Mortgage   Corporation  does  not  retain  any  loans  as
investments. Placing or sale of the loans takes an average of eight days. These loans are held at cost.

     5. Servicing

     On November 30, 1997, United Capital Mortgage Corporation sold all its loan servicing rights. As of June 30, 1999 and 1998, United Capital Mortgage was not servicing any loans.


     6. Pension Plan

     United Capital Mortgage Corporation provides a 401(k) pension plan for its employees.

     Employees with six months of service are eligible to participate.

     Contributions are employee elective deferrals. The employer contribution is discretionary. United Capital Mortgage did not make an employer contribution.

                       UNITED CAPITAL MORTGAGE CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             JUNE 30, 1999 AND 1998


Note 7.                     Notes Payable


June 30, 1999
                            Interest Monthly    Balance     Due 7/1/99  Due 7/1/00  Due 7/1/01  Due 7/1/02  Due 7/1/03
                            Rate     Payment    6/30/99     6/30/00     6/30/01     6/30/02     6/30/03      6/30/04
                        ------------------------------------------------------------------------------------------------
Lanier                     12.00%      423        5,910         5,077         833       -           -            -

Lanier                     12.00%      295        5,781         2,733       3,048       -           -            -

Lanier                     12.00%      284        4,877         3,039       1,838       -           -            -

Chase                       8.50%      988       54,759         7,477       8,150     39,132        -            -

Capstead Servicing          8.13%    1,997      249,384         3,021       3,296    243,067        -            -

Banco Espirito Santo E   Prime + 1%              65,874        65,874          -        -           -            -
Commercial De Lisboa
New York, N.Y.

PNC Mortgage Bank       Libor + 2.25%            95,721        95,721          -        -           -             -

LaSalle                                      13,238,629    13,238,629          -        -           -             -
            <30 Days Libor + 2.125%
          31-61 Days Libor + 2.375%
            >61 Days Libor + 2.625%

                                            ---------------------------------------------------------------------------
    Total                                    13,720,935    13,421,571      17,165    282,200         0            0



June 30, 1998

                            Interest Monthly    Balance     Due 7/1/98  Due 7/1/99  Due 7/1/00  Due 7/1/01  Due 7/1/02
                            Rate     Payment    6/30/98     6/30/99     6/30/00     6/30/01     6/30/02      6/30/03
----------------------------------------------------------------------------------------------------------------------

National Bank of Commerce    8.00%       721      3,271         3,271         -           -          -          -

Lanier                      12.00%       423     10,221         4,723       4,665         833        -          -

Lanier                      12.00%       295      8,265         2,697       3,039       2,529        -          -

Lanier                      12.00%       284      7,479         2,903       3,149       1,427        -          -

GMAC                        10.00%       898     54,729         5,077      49,653         -          -          -

Capstead Servicing           8.75%     1,997    252,364         2,796       3,021       3,296    243,278

Banco Espirito Santo E   Prime + 1%              38,030        38,030         -           -          -          -
Commercial De Lisboa
New York, N.Y.

PNC Mortgage Bank        Fed Funds + 2.5%     6,726,563     6,726,563         -           -          -          -

Pacific Southwest Bank   Prime - .125%             -             -            -           -          -          -

LaSalle                  Libor + 2.125%       8,419,088       8,419,088       -           -          -          -
                                            --------------------------------------------------------------------------
    Total                                    15,520,011      15,205,120    63,526       8,085    243,278        0

(b) Pro Forma Financial Statements


BASIS OF PRESENTATION

     Lahaina Acquisitions, Inc. (Lahaina) acquired the operations of United Capital Mortgage Corpoation ("United") in a transaction effective as of October 1, 2000. The acquisition of United will be accounted for using the purchase method of accounting.

     The following unaudited pro forma financial statement is derived from internal financial statements prepared by United for the quarter ended September 30, 1999 and 2000 and the audited financial statement of operations for the year ended June 30, 2000 and should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Form 8-K/A.

The pro forma adjustments are based on estimates, available information and assumptions and may be revised as additional information becomes available. The pro forma does not purport to represent what United's results of operations would actually have been for the year ended September 30, 2000 if it had been acquired by Lahaina at October 1, 1999 and is not necessarily representative of United's results of operation for any future period.


                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      UNITED CAPITAL MORTGAGE CORPORATION
                    For the year ended September 30, 2000



Mortgage Revenues                             $6,342,198
                                             ------------

Operating Expenses
  General and administrative                   1,540,539
  Interest expense                               519,580
  Loss on disposition of assets                   99,370
  Professional fees                              119,455
  Salaries                                     3,674,085
  Amortization of goodwill                       172,300
  Occupancy expense                              547,671
  Depreciation                                    61,446
                                             ------------
     Total Operating Expenses                  6,734,447
                                             ------------
     Net loss                                  ($392,248)
                                             ============



PRO FORMA ADJUSTMENTS

     The pro forma statement of operations includes an adjustment to include amortization of goodwill as if the acquisition had occured at the beginning of the year ended September 30, 2000. The purchase price allocation results in goodwill of $1,723,000 which will be amortized using the straight line method over 10 years. The pro forma statement includes goodwill amortization of $172,300.

     (c) Exhibits

         2.1 Stock Purchase Agreement Among Lahaina Acquisitions, Inc. and The Shareholders of United Capital Mortgage Corporation. Dated October 1, 2000. +

         23.1 Consent of Wadsworth Tucker & Parks

+ Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LAHAINA ACQUISITIONS, INC.
January 19, 2001
                                                 /s/ L. Scott Demerau
                                                 -------------------------------
                                                 L. Scott Demerau, President and
                                                 Chief Executive Officer